EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Arkansas Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 33-54341 of our report dated September 13, 1999 appearing in the annual report to shareholders of Merrill Lynch Arkansas Municipal Bond Fund for the year ended July 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey
November 24, 1999